Assets Held For Sale	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Assets held for sale	Assets held for sale
In the first quarter of 2021, CN entered into an agreement with a short line operator, for the sale of non-core lines in Wisconsin, Michigan and Ontario representing 850 miles that were classified as assets held for sale plus an additional 50 miles of track and roadway assets, resulting in a $137 million recovery ($102 million after-tax) of the $486 million loss ($363 million after-tax) recorded in the second quarter of 2020 to adjust the carrying amount of the track and roadway assets to their then estimated net selling price.

In the fourth quarter of 2021, the STB approved the Company's agreement with the short line operator without condition and the transaction closed in the first quarter of 2022 for proceeds of $273 million.